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                                                               EXHIBIT 10.07

                           LOAN AND SECURITY AGREEMENT


     Crestmark:     Crestmark Bank,
                    a Michigan banking corporation

     Borrower:      Seville Plastics, Inc.
                    a Michigan corporation

     Type/Amount:   Line of Credit Loan ($350,000)

     Date:          April ___, 1999

                           LOAN ND SECURITY AGREEMENT

         This Agreement is made this ___ day of April, 1999 by and between Crestmark Bank, a Michigan banking corporation, whose address is 850 East Long Lake Road, Troy, Michigan 48096 ("Crestmark") and Seville Plastics, Inc., whose address is 3909 Industrial Drive, Rochester Hills, Michigan 48309("Borrower").

         W I T N E S S E T H

         WHEREAS, Borrower desires to borrow, from time to time, certain sums of money from Crestmark on the terms and conditions as hereinafter set forth;

         WHEREAS, Crestmark is willing to lend such sums to Borrower, provided Borrower complies with all terms and conditions hereinafter set forth; and

         WHEREAS, the repayment of the Loan will be secured by all assets of the Borrower.

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter contained, and in reliance upon the representations and warranties hereinafter contained, and subject to the terms and conditions hereinafter contained, it is hereby agreed between the parties as follows:

1.  DEFINITIONS:

         In this Agreement and in the Collateral Documents (unless the context thereof requires a contrary definition or unless the word is defined therein, in which case, the definitions shall be cumulative and not exclusive), the following words, phrases, and expressions have the respective meanings attributed to them, to be equally applicable to both the singular and plural forms, unless the plural form is the term so defined.

         1.1 "Account Receivable" or "Account" has the meaning ascribed to such terms under the Uniform Commercial Code, and, without limiting the foregoing, will also mean and include any and all other forms of obligations now owned or hereafter arising or acquired by Borrower evidencing any obligation for payment for goods of any kind, nature, or description sold or leased or services rendered, and all proceeds of any of the foregoing.

         1.2 "Account Debtor" means any party liable to Borrower for the payment of an Account.

         1.3 "Agreement" means this Loan and Security Agreement, and all amendments, modifications, extensions and renewals hereof.

         1.4 "Borrower" means as defined in the preamble to this Agreement.

         1.5 "Business Days" means each weekday on which Crestmark is open during Crestmark's normal course of business.

         1.6 "Collateral" means any and all of the following now or hereafter owned by Borrower, wherever located, including but not by way of limitation,:

             (a) all Accounts Receivable and/or Accounts, cash, documents, chattel paper, certificates of deposit, instruments, contract rights, general intangibles, goodwill, patents, tradenames, trademarks, copyrights, licenses, brands, trade secrets, customer lists, route lists, computer software, report catalogs, choses in action, notes, drafts, acceptances, tax refunds, claims under chapter 5 of the Bankruptcy Code, judgments, sums due and any other form of obligation requiring the payment of money to Borrower, and any claim by Borrower for any of the foregoing;

             (b) all Inventory, goods, merchandise, products, supplies, commodities, raw materials, finished goods and work in process;

             (c) all Equipment, including all machinery, furniture, fixtures, trade fixtures, tools, dies, leasehold improvements, furnishings, trucks, cars and other titled vehicles and all repossessions and returns of any of the foregoing;

             (d) all other property (real, personal, tangible, intangible, or any combination thereof) of Borrower, including, monies, deposit, accounts, claims and credit balances;

             (e) all property, collateral or security described in the Collateral Documents;

             (f) all accessions, accessories, parts, attachments, additions, substitutions and replacements of any of the foregoing, used or intended for use in connection with any of the foregoing; and

             (g) all proceeds, products, proceeds of insurance, proceeds of eminent domain proceedings and condemnation awards arising from or relating to all of the foregoing, now or hereafter owned or claimed by Borrower or others pledging same to Crestmark pursuant hereto or pursuant to the Collateral Documents.

It is expressly agreed by Borrower and Crestmark that the foregoing description is meant to cover all of Borrower's assets.

         1.7 "Collateral Documents" means any and all documents, instruments, notes, agreements, and written memoranda, referred to in this Agreement or executed in connection herewith or therewith, now or hereafter existing, and specifically, but not by way of limitation, the Note and those documents identified in Section 6.

         1.8 "Consistent Basis" means, in reference to the application of Generally Accepted Accounting Principles, that the accounting principles observed in the current period are comparable in all material respects to those applied in the preceding periods.

         1.9 "Crestmark" means as defined in the preamble to this Agreement.

         1.10 "Default" means and exists upon the occurrence of any breach, omission, violation, misstatement, non-observance or non-performance by Borrower or Guarantor of any representation, warranty, covenant, term, condition, obligation, provision or undertaking under this Agreement or any of the Collateral Documents, including, but not limited to, Borrower's failure to pay any Indebtedness immediately on demand by Crestmark.

         1.11 "Eligible Account Receivable" means the face value stated on each Account of Borrower arising in the ordinary course of business and represented by an invoice of Borrower, which invoice is due and owing to Borrower, is free of any dispute and which invoice must have all conditions precedent thereto completely fulfilled. Excluded from an Eligible Account Receivable is any Account which meets any of the following:

             (a) any Account that is unpaid more than ninety (90) days after the date of the invoice; and

             (b) any Account which does not comply with the warranties set forth in Section 7.10; and

             (c) any Account in which the Account Debtor is a parent, subsidiary or affiliate of Borrower, including, any Account from either Guarantor; and

             (d) all Accounts due from any one Account Debtor which Crestmark determines to be in excess of an acceptable percentage of the total outstanding Accounts of Borrower; and

             (e) all Accounts due from any Account Debtor from whom ten (10%) percent or more of the total accounts of said Account Debtor remain unpaid more than ninety (90) days after the date of the invoice; and

             (f) any Account in which the Account Debtor is the United States government, any state of the United States, any city, town, or municipality, or any foreign government, non-United States company, or a United States company located outside of the United States; and

             (g) any Account arising as a result of a sale to the Account Debtor on a bill-and-hold, guaranteed sale, C.O.D., sale-and-return, sale-on-approval, consignment or any other situation where payment by the account debtor may be conditional; and

             (h) any Account which is a contra account or any Account from an Account Debtor who is also Borrower's creditor or supplier, to the extent of the amount owing by Borrower to the Account Debtor; and

             (i) any Account representing tooling;

             (j) any Account or Account Debtor that is unacceptable to Crestmark in its sole discretion.

         1.12 "Eligible inventory" means Inventory of the Borrower which meets the following criteria in the sole discretion of Crestmark:

             (a) Ownership: it is owned by Borrower free of all encumbrances and security interests, and is not Inventory subject to a purchase money security interest or Inventory held by Borrower on consignment; and

             (b) Other Financing: No financing statement is on file covering it or its products or proceeds, except in favor of Crestmark, and Crestmark has received a Landlord's Consent, satisfactory to Crestmark, from the owner of the premises where the Inventory is located; and

             (c) Documents: If it is represented or covered by documents of title, Borrower is the owner of the documents free of all encumbrances and security interests; and

             (d) Condition: It is in good condition and in case of goods held for sale, it is new and unused and saleable in the ordinary course of business (except as Crestmark may otherwise consent in writing). Any inventory held for over twelve (12) months will automatically be deemed not in good condition; and

             (e) Location: It is located at Borrower's address set forth above

             (f) Type: It is raw material, or finished goods;

             (g) Value: It is valued at the lower of cost or market value; and

             (h) Discretion: It is Inventory that is acceptable to Crestmark in its sole discretion.

         1.13 "Equipment" has the meaning ascribed to such term under the Uniform Commercial Code, and without limiting the foregoing, also means and includes all goods, equipment, computers, furniture, fixtures, trade fixtures, leasehold improvements, machinery, tools, contrivances and other items of personal property (other than inventory) of every kind and description, and wheresoever located, together with all additions, attachments, accessions, parts, replacements, substitutions and renewals thereof or therefore, and all proceeds of any of the foregoing, now owned or hereafter acquired by any party, person or entity pledging same to Crestmark.

         1.14 "Generally Accepted Accounting Principles" means those principles set forth in Opinion of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, or which have other substantial authoritative support and are applicable in the circumstances as of the date of the report.

         1.15 "Guarantor" means G.P. Plastics, Inc. and Inmold, Inc., each individually and together collectively.

         1.16 "Indebtedness" means and includes by way of example, but not by
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way of limitation:

             (a) the Loan, and all loans, indebtedness, expenses and liabilities of Borrower and/or Guarantor to Crestmark whether arising under this Agreement, any of the Collateral Documents, or any other agreement of whatsoever kind, nature and description, primary or secondary, direct, absolute or contingent, due or to become due, and whether now existing or hereafter arising and howsoever evidenced or acquired, and whether joint, several, or joint and several; and

             (b) all present and future Money Advances made by Crestmark in connection with the Loan or any loan and the Collateral Documents, or otherwise, and whether made at Crestmark's option or otherwise, and the Loan, the Note and all notes now or hereafter executed or existing in connection herewith, and interest accrued thereon, from time to time; and

             (c) all future advances made by Crestmark for the protection or preservation of Crestmark's rights and interests in the Collateral, or arising under this Agreement or the Collateral Documents, including, but not by way of limitation, advances for taxes, levies, assessments, insurance or maintenance of the Collateral, and reasonable attorneys fees; and

             (d) all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Crestmark in connection with or arising out of the protection, enforcement or collection of the Indebtedness or expenses incurred in answering general legal issues involving the Borrower; and

             (e) all costs and expenses incurred by Crestmark in connection with, or arising out of, the sale, disposition, liquidation or other realization (including, but not by way of limitation, the taking, retaking or holding, and all proceedings (judicial or otherwise)) of the Collateral, including, without limitation, reasonable attorneys' fees.

         1.17 "Inventory" has the meaning ascribed to such term under the Uniform Commercial Code, and without limiting the foregoing, also means and includes all goods, merchandise, products and commodities, held, acquired or processed by Borrower and intended for sale or lease, and all raw materials, goods in process and finished goods and supplies of every nature used or usable in connection with the processing, shipping and sale thereof, regardless of where the same may be situated, kept or stored, and whether now owned or hereafter acquired by Borrower, and all of the proceeds of any of the foregoing.

         1.18 "Line of Credit Loan Base" means an amount which is the lesser of:

             (a) THREE HUNDRED FIFTY THOUSAND AND NO/100 ($350,000) DOLLARS, OR

             (b) the aggregate of:

                 (i) EIGHTY FIVE (85*) PERCENT of Eligible Accounts Receivable; plus

                 (ii) the Borrowing Base (as hereinafter defined); plus

                 (iii) the lesser of:

                        (1) SEVENTY FIVE THOUSAND AND NO/100 ($75,000.00) DOLLARS; or

                        (2) The Inventory Advance Rate multiplied by the dollar value of Eligible Inventory;

         The inventory advance rate is FIFTY PERCENT (50%) as of the date hereof, but commencing on May 1, 1999 and continuing on the first day of each month thereafter the inventory advance rate will decrease by ONE PERCENT (1%) per month down to a minimum of THIRTY PERCENT (30%) (the "Inventory Advance Rate")
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         The borrowing base as of the date of this Agreement is ONE HUNDRED
TWENTY TWO THOUSAND TWO HUNDRED EIGHTY FIVE AND 25/100 ($122,285.25) DOLLARS, and the borrowing base shall hereafter be reduced by TWO THOUSAND SEVEN HUNDRED TWENTY NINE AND NO/100 ($2729.00) DOLLARS each month commencing on May 15, 1999 and continuing on the fifteenth day of each month thereafter while the Loan is outstanding (the "Borrowing Base"). If the Small Business Administration releases its liens on both 1973 Van Dorn Molding Machines, the Borrowing Base will receive a one time increase of EIGHT THOUSAND SEVEN HUNDRED FOURTEEN AND 75/100 ($8714.75) DOLLARS.

         The Line of Credit Loan Base shall be computed daily. Ineligible Accounts Receivable are to be determined once per month based on the most recent Accounts Receivable Aging Report and Payable Report. Ineligible Inventory is to be determined once per month based on the most recent monthly Inventory listing or at such other times as Crestmark reasonably deems necessary.

         1.19 "Loan" means the Line of Credit Loan as hereinafter set forth in
Section 2, any Money Advances made thereunder, and the Note, collectively.

         1.20 "Money Advance" means a loan or disbursement of money by Crestmark, or any other advance of credit by Crestmark, including, but not limited to, amounts for the payment of interest, fees and expenses of Borrower under the Loan or any loan.

         1.21 "Note" means the Promissory Note (Line of credit) and any other note executed by Borrower evidencing the Loan or a loan, including all renewals, extensions, amendments, modifications, restatements, roll-overs or substitutions thereof, from time to time.

         1.22 "Permitted Encumbrance" means and include any of the existing agreements and obligations set forth or described on Exhibit "A" attached hereto and made a part hereof, if any, without increase, amendment, modification, extension thereto, or refinancing thereof. If Exhibit "A" is left blank, no Permitted Encumbrances exist.

         1.23 "Person" means, by way of example but not by way of limitation, an individual, partnership, limited partnership, corporation, limited liability company, trust, unincorporated organization, entity, government, governmental agency or governmental subdivision.

         1.24 "Uniform Commercial Code" means Act 174 of the Michigan Public Acts 1962, as amended, and except as otherwise expressly provided herein all other terms used herein, but not defined herein, have the meanings assigned to them in Article 9, or absent definition in Article 9, in any other Article of the Uniform Commercial Code.

         1.25 "Wall Street Journal Prime Rate" means that rate of interest reported daily in the Wall Street Journal as the Prime Rate, as such rate may vary from time to time.

         1.26 Accounting Terms: Any accounting terms used in this Agreement unless otherwise indicated, have the meanings customarily given to them in accordance with CAAP.

2.   LOAN COMMITMENT:

         Subject to the terms and conditions contained herein, and upon the condition that no Default exists, Crestmark agrees that it will make Money Advances under the Loan pursuant to the following commitment:

         2.1 Line of Credit Loan Commitment:

             (a) Use of Proceeds: Borrower agrees to use the proceeds of the Loan, which is due and payable on demand, to (i) payoff, in full, all of Borrower's indebtedness with Greenfield Commercial Credit, LLC; and (ii) the balance, if any, to be used solely as working capital.

             (b) Repayment: Interest on the Note will be paid monthly. Principal and expenses will be repaid from time to time from funds in the lockbox and cash collateral account. Provided no Default exists, the interest rate will be at a per annum rate equal to the Wall Street Journal Prime Rate plus Two (2%) Percent; during the existence of a Default, the interest rate will be the wall Street Journal Prime Rate plus Eight (8%) percent (the "Default Interest Rate").

             (c) Commitment to Lend: Subject to the terms and conditions contained in this Agreement, and upon the condition that no Default exists, including, but not limited to, the fact that demand has not been made by' Crestmark, and further provided all conditions precedent have been met as of the date of any request for a Money Advance hereunder, Crestmark agrees that it will, from time to time, make Money Advances to Borrower pursuant to the terms of this Agreement.

             (d) Maximum Commitment: Notwithstanding the loan commitment made in
Section 2.1(c), at no time will the aggregate of all Money Advances outstanding exceed the Line of Credit Loan Base. Any Money Advances outstanding in excess of the Line of Credit Loan Base must be immediately repaid to Crestmark by Borrower.

         2.2 Commitment Fee: Borrower has paid or will pay to Crestmark a non-refundable Commitment Fee in the aggregate amount of THREE THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($3500) for the extension of the Loan, which fee has been fully earned by Crestmark.

         2.3 Monthly Service Fee: Borrower will pay to Crestmark a monthly service charge of FORTY FIVE ONE HUNDREDTHS OF ONE(.45%) PERCENT of the monthly average Indebtedness outstanding from the preceding month as a service fee (the "Service Feel") commencing on the tenth (10th) day of May, 1999 and continuing on the tenth (10th ) day of each month thereafter until Borrower has no Indebtedness outstanding and this Agreement is terminated as provided herein.


         2.4 Exit Fee: Borrower will pay Crestmark an exit fee as set forth more fully in the Note.

         2.5 Reserves Against Availability: Crestmark, in its sole discretion, may establish reserves against the advances which Borrower is otherwise entitled to borrow under this Agreement in such amounts as Crestmark, in its sole discretion deems necessary or appropriate.

3.  LOAN ACCOUNT:

         3.1 Debits to Loan Account: All Indebtedness under this Agreement will be charged to a loan account ("Loan Account") in Borrower's name on Crestmark's books. Crestmark will render to Borrower, a monthly statement of the Loan Account, which will be deemed to be correct and accepted by and binding upon Borrower and Guarantor, unless Crestmark receives a written statement of exception within ten (10) Business Days of mailing such statement. Crestmark will debit the Loan Account the amount of each Money Advance or expense when made or incurred.

         3.2 Credits to Loan Account: After allowing two Business Days for collection of checks and other credit instruments (and subject to final collection), Crestmark will credit Borrower's Loan Account the net amount of cash received by Crestmark; provided, however, Crestmark will give Borrower immediate credit on such funds for calculating availability under the Line of Credit Loan Base. If any check or other credit instrument for which Crestmark has given the Borrower credit is not paid, any credit so given will be reversed, and the Indebtedness restored. Crestmark will have the right, in its sole discretion, to extend the holding periods set forth above based upon concerns about the receipt of good funds.

4.    EVIDENCE OF INDEBTEDNESS:

         Borrower will execute a Promissory Note (Line of Credit) in the principal amount of THREE HUNDRED FIFTY THOUSAND AND NO/100 ($350,000) DOLLARS, evidencing the maximum amount provided for under the Loan.

5.    GRANT OF SECURITY INTEREST:

         5.1 Grant of Security Interest: Borrower grants to Crestmark a continuing security interest in and first lien on the Collateral, now existing or hereafter arising, and all proceeds and products thereof, as security for the timely repayment of all Indebtedness, as herein provided for, or as provided for in the Collateral Documents. Borrower acknowledges that nothing contained in this Agreement will be (i) construed as an agreement by Crestmark to resort to or look to a particular type of the Collateral as security for the repayment of the Indebtedness or (ii) deemed to limit or reduce any security interest in or lien upon any portion of the Collateral for the Indebtedness. While this Agreement is in effect, Borrower will not sell any Collateral, provided, however, Borrower may sell Inventory in the ordinary course of business.

         5.2 Perfection of Security Interest: Borrower will execute and deliver to Crestmark, concurrently with Borrower's execution of this Agreement and at any time or times hereafter at the request of Crestmark (and pay the cost of filing or recording same in all public offices deemed necessary by Crestmark) all financing statements, assignments, certificates of title, applications for vehicle titles, affidavits, reports, notices, schedules of Accounts, designations of Inventory, letters of authority and all other documents that Crestmark may reasonably request, in form satisfactory to Crestmark, to perfect and maintain the perfection of Crestmark's security interests in the Collateral. Borrower will also make appropriate entries on its books and records disclosing Crestmark's security interests in the Collateral.

         5.3 Borrower Remains Liable: Anything contained herein to the contrary notwithstanding, (a) Borrower will remain liable for all damages, obligations, and liabilities under the contracts and agreements included in the Collateral to perform all of its duties and obligations to the same extent as if this Agreement had not been executed, (b) the exercise by Crestmark of any of its rights under this Agreement or the Collateral Documents will not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) Crestmark will have no obligation or liability under the contracts and agreements included in the Collateral, nor will Crestmark be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment. Borrower will pay all taxes, levies, assessments and charges of any kind upon or related to the Collateral, Borrower's business, income, revenues and assets.

6.   COLLATERAL DOCUMENTS:

         Borrower and others herein required have also executed and delivered to Crestmark the following documents, which are part of the Collateral Documents:

         6.1 Financing Statements: A Uniform Commercial Code Financing Statement executed by Borrower and satisfactory to Crestmark, sufficient to perfect a valid and enforceable security interest and lien of the first priority, in and to the Collateral.

         6.2 Guaranty: An unlimited Guaranty of all Indebtedness executed by each Guarantor dated of even date herewith.

         6.3 Landlord's Consent: A Landlord's Consent executed by Borrower and Borrower's landlord covering the premises leased by Borrower in form and substance satisfactory to Crestmark.

         6.4 Resolutions: Certified Corporate Resolutions authorizing the Borrower to enter into the Loan Agreement and the Collateral Documents.

Certified Corporate Resolutions authorizing each Guarantor to execute each Corporate Guaranty.

7.     REPRESENTATIONS AND WARRANTIES:

             Borrower represents and warrants to Crestmark that:

         7.1 Organization and Authority: Borrower is a corporation, duly organized and in good standing under the laws of the State of Michigan and has the corporate power and authority to own its assets and transact its business. The Person executing this Agreement has full power and complete authority to execute this Agreement and all Collateral Documents on behalf of Borrower.

         7.2 Transactions Legal and Authorized: The Execution, delivery and performance of this Agreement, the Collateral Documents and the other instruments and documents related thereto have been duly authorized by appropriate corporate action of Borrower, and the execution, delivery and performance of this Agreement, the Collateral Documents and other instruments related thereto are not in contravention of Borrower's Articles of Incorporation or By-Laws, or of the terms of any contract, indenture, agreement or undertaking to which Borrower is a party or by which it is bound.

         7.3 Enforceability of Obligations: Borrower's Indebtedness to Crestmark, this Agreement and all Collateral Documents have been duly executed, are valid, binding upon, in full force and effect and fully enforceable against Borrower, Guarantor or any other party thereto in accordance with their respective terms.

         7.4 Permissions: Borrower has all requisite permissions, licenses, registrations and permits required to conduct its business under the laws of the United States as well as the laws of any state or any foreign country in which it conducts business. The foregoing constitute all of the authorizations required by any Person for the operation of Borrower's business in the same manner as presently conducted, and as proposed to be conducted or conducted from and after the date hereof. All of the foregoing have been validly issued and are in full force and effect. To the best of the knowledge and belief of Borrower, after due investigation, no event has occurred which permits, or after notice or lapse of time, or both, would permit, revocation or termination of any of the foregoing or which materially and adversely affects, or in the future may (so far as Borrower can now reasonably foresee) materially and adversely affect, the rights of Borrower.

         7.5 Litigation: No litigation or other proceeding before any court or administrative agency, domestic or foreign, is pending, or threatened. Furthermore, Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, which might have consequences which would impair the business or properties of Borrower.

         7.6 Financial Statements/Report/Certificates:

             (a) Existing Financial Information/No Adverse Changes: The financial statements furnished to Crestmark are true and correct and have been prepared in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis throughout the periods involved. The balance sheet fairly presents the condition of Borrower as of the date thereof, and the profit and loss statement fairly presents the results of operations. There have been no material adverse changes in the condition of Borrower, financial or otherwise subsequent to the date of the most recent financial statement furnished to Crestmark.

             (b) Future Financial information. All financial information, statements, reports and certificates required by this Agreement including, but not by way of limitation, by section 10 hereof, will be true and accurate.


         7.7 Ownership of Collateral; No Liens: Borrower is the owner of and has good and indefeasible title to all of the Collateral. The Collateral is not subject to any liens, purchase options, mortgages, Pledges, encumbrances, claims (legal or equitable), or charges of any kind except Permitted Encumbrances. As of the date hereof, Borrower has not sold any Collateral except in the ordinary course of business. All Collateral is, and will be located at Borrower's address specified above, unless disclosed to Crestmark from time to time in writing, prior to being moved. Crestmark's security interest in the Collateral is a first priority security interest, and Borrower will defend and indemnify Crestmark against the claims and demands of all other persons claiming an interest in the Collateral.

         7.8 Location of Collateral: All of the Collateral is located in Michigan at the address of Borrower set forth above, and Borrower will not move the Collateral outside of Michigan without the prior written consent of Crestmark. Borrower will not change its name, adopt an assumed name, or move its chief executive office without giving Crestmark at least thirty (30) days prior written notice.

         7.9 Tax Returns/Taxes: Borrower has filed all federal, state, local and foreign tax returns which are required to be filed and has paid all taxes, withholdings, assessments and other government charges which have become due. Borrower does not know of any proposed material additional tax assessment against it, or any of its properties, or any basis therefore.

         7.10 Accounts Receivable: With respect to Accounts Receivable, Borrower, based upon its information, knowledge and belief, represents and warrants as of the date hereof, and as of the date of each request for a Money Advance, and so long as this Agreement is in effect that:

             (a) Each Account Receivable represents a bona fide existing, valid and legally enforceable indebtedness of the Account Debtor named therein, payable in the amount, time and manner stated in the invoice therefor;

             (b) Each Account Receivable and invoice represents a bona fide account due in the ordinary course of Borrower's business and Borrower further represents that the kind, quality and quantity of the goods or services described therein have been completely delivered or performed and, at time of delivery or performance, have been accepted by the Account Debtor and for which proper receipts have been received by, and all in the possession of Borrower;


             (c) Each Account Receivable is free from any claim for credit, deduction, allowance, dispute, defense, set-off or counter-claim except discount for prompt payment, and the same is valid and enforceable according to its terms in the full amount stated;

             (d) Each Account Receivable is not subject to an interest, security interest or claim of interest, by any party not a party to this Agreement;

             (e) Borrower has not received any complaint by the Account Debtor as to Account Debtor's liability for payment, nor has there been any notification received by Borrower of any returns of the goods or services giving rise to each Account Receivable;

             (f) Borrower has no knowledge of the insolvency of an Account Debtor or of any action or proceeding by or against an Account Debtor under any federal or state debtor's relief statute; and

             (g) Each Account Receivable is assignable by law and also by the terms of the contract or agreement giving rise thereto.

         7.11 Eligible Inventory: Each item of Eligible Inventory, as of the date of each request for a Money Advance with respect thereto, meets the criteria set forth in Section 1.12.

         7.12 Non-Reliance: Crestmark has not undertaken to advise Borrower with respect to the adequacy of the financial accommodations herein set forth, but the financial accommodations are solely the decision of Crestmark as to the type and amount of credit Crestmark is willing to extend and

Borrower has made the decision, exclusive of any statements of Crestmark, or any of its officers or employees, to accept the same without inducement and/or reliance upon Crestmark and/or any of its officers and employees.

         7.13 Indebtedness: On the date hereof, Borrower does not have any indebtedness for borrowed money, except such indebtedness giving rise to a Permitted Encumbrance or Subordinated Debt, to any Person that will not be paid off by the use of he proceeds of the Loan, except for the Loan, and Borrower has no commitment, understanding, agreement or arrangement to incur any such indebtedness, except that which is a Permitted Encumbrance.

         7.14 Full Disclosure: Neither this Agreement nor any written statement furnished by or on behalf of Borrower to Crestmark in connection with the negotiation or the making of the Loan contemplated hereby, taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein or herein not misleading. There is no fact relating to Borrower or its business which Borrower has not disclosed to Crestmark in writing, which materially and adversely affects, or as far as Borrower can now foresee, will materially and adversely affect any of the properties, business, prospects, profits or conditions (financial or otherwise) of Borrower, or the ability of Borrower to consummate the transactions or perform its obligations contemplated by or provided for in this Agreement.

         7.15 Solvency: The Borrower is solvent, able to pay its debts as they mature, does not have unreasonably small capital and has assets the fair market value of which exceeds its liabilities. The Borrower will not be rendered insolvent, undercapitalized or unable to pay maturing debts as a result of the execution of this Agreement or the Collateral Documents.

         7.16 Bankruptcy: The Borrower is not the subject of any bankruptcy, reorganization, arrangement, insolvency or other similar proceeding.

         7.17 Casualty Loan or Judgment: The Collateral has not suffered any loss, substantial damage, or destruction and no attachment, lien, levy, garnishment or commencement of any related proceeding has occurred against the Collateral.

         7.18 No Material Adverse Change: No material adverse change has occurred in the existing or prospective financial condition, business, assets or liabilities of the Borrower.

        7.19 Year 2000: Borrower has completed a Year 2000 assessment and a Year 2000 corrective plan, and completely and accurately completed all questionnaires supplied by Crestmark regarding Year 2000 issues. Copies of all of the foregoing will be delivered to Crestmark upon request. Borrower has eliminated all Year 2000 problems that could have a material adverse effect, individually or in the aggregate, on the business or financial condition of Borrower.

8.   AFFIRMATIVE COVENANTS.

             Borrower covenants and agrees, that so long as any Money Advances are outstanding or commitments therefore exist under this Agreement and until all Indebtedness due Crestmark is paid in full, Borrower will:

         8.1 Payments on Indebtedness: Pay all Indebtedness when due, including the principal amount of each Money Advance and accrued interest thereon, in accordance with the terms of the Note and this Loan Agreement, whether by acceleration or otherwise. Furthermore, Borrower will not have any Money Advances outstanding under the Loan contrary to any provisions, limitations or restrictions of the Loan Agreement or the Collateral Documents, including, but not limited to, any Money Advances in excess of the Line of Credit Loan Base which are not immediately repaid to Crestmark.

         8.2 Performance of Obligations: Perform or cause to be performed, all of the terms, conditions, obligations and covenants of Borrower or any other Person as required by this Agreement, the Collateral Documents or any other agreement, note or other document executed between Crestmark and

Borrower and/or another Person, whether now existing or hereafter created and take all action (or not fail to take any action or suffer or permit any omission) necessary to maintain the representations and warranties made as true and accurate.

         8.3 Maintenance of Existence: Maintain its corporate existence and all rights, licenses, leases, agreements and franchises helpful in continuing the operation of its business in the same manner as of the date of execution hereof.

         8.4 Information: Furnish promptly and in a form satisfactory to Crestmark, such information as Crestmark may request, from to time, and to permit a representative of Crestmark access to any of its premises, computer systems and financial records.

         8.5 Notification of Disputes: Notify Crestmark promptly of any claim adverse to, litigation, or administrative or tax proceeding, or other action threatened or instituted against Borrower or any property of Borrower or any other material matter which is not fully covered by insurance which could adversely impair Borrower's financial condition or its ability to conduct its business including, but not limited to, any inquiry or proceedings initiated by any state, federal or foreign regulatory agency. For the purposes of this Agreement, any single such claim, litigation, proceeding, matter, action or inquiry in which the sum in dispute is Ten Thousand ($10,000.00) Dollars, or all such claims, litigation, proceedings, matters, actions or inquiries in which the aggregate sums in dispute are Ten Thousand ($10,000.00) Dollars or more, will be deemed to be material and adverse.

         8.6 Payment of Taxes: Pay when due all taxes, assessments, and other governmental charges to which Borrower or it's property is or will be subject before such charges become delinquent, except that no such charge need be paid so long as its validity or amount is being contested in good faith by appropriate proceedings and Borrower has established a cash reserve with respect thereto; provided, however, that any such tax, assessment, or charge shall be paid forthwith (under protest) upon the filing of any lien securing the same, commencement of levy, other form of execution, or any other collection action. Borrower shall, in any case involving a contested payment due from Borrower in excess of Five Thousand ($5,000.00) Dollars, give written notice thereof to Crestmark.

         8.7 Payment of Expenses: Pay, on demand, all pre-closing expenses incurred by Crestmark in consummating this Agreement and the Collateral Documents, including reasonable attorneys' fees. Pay the Service Fee on the date when due and any and all post-closing expenses, on demand, that may arise or relate to this Agreement, the Collateral. Documents or the Borrower, including reasonable attorneys' fees.


         8.8 Insurance: Maintain and/or cause any other Person pledging any of the Collateral to maintain with respect to the Collateral pledged by such Person insurance in such form and amount as is satisfactory to Crestmark, with loss payable clauses in favor of Crestmark and providing that any losses under the policies shall be payable to Crestmark. If Borrower fails to obtain or maintain any required policies, then Crestmark, without waiving any Default by Borrower relating thereto, may (but without any obligation) at any time thereafter make such payment or obtain such coverage and take such other actions as Crestmark deems advisable. Borrower shall not take out separate insurance concurrent in form or contributing in the event of a loss. Borrower shall also maintain insurance pursuant to all applicable Worker's Compensation laws, and liability insurance for damage to persons. All such insurance shall be in such form, with such companies and in such amounts as shall be acceptable to Crestmark and each policy shall provide that the insurance company will provide at least thirty
(30) days notice to Crestmark prior to any cancellation or material alteration or amendment of any policy. In the event any proceeds shall be payable to Borrower, or otherwise become available, as a result of a casualty to any Collateral, all such proceeds shall be the property of Crestmark, immediately turned over to Crestmark and applied to the Indebtedness due Crestmark.

         8.9 Compliance with Law: Continue at all times to comply with all laws, ordinances, regulations or requirements of any governmental authority relating to Borrower's business, property or affairs, including, without limitation, all environmental laws and the Fair Labor Standards Act of 1938, 29 U.S.C. 200, et seq., as amended from time to time.

         8.10 Continuation of Business: Maintain and conduct its business in substantially the same manner as such business is now or has heretofore been carried on.

         8.11 Preservation of Collateral: Maintain the Collateral and every part thereof, in good repair, working order and condition and, from time to time, make all repairs, renewals, replacements, additions, improvements and perform such other maintenance on the Collateral so that at all times the efficiency and operation of the Collateral shall be fully preserved and maintained. With respect to Accounts, Borrower shall pursue collections diligently and present evidence thereof to Crestmark, if requested. Borrower shall, upon request, immediately deliver to Crestmark evidence of ownership and/or certificates of title relative to the Collateral and shall place on or otherwise identify the Collateral with such marks or other methods of identification sufficient to give notice of Borrower's ownership thereof.

         8.12 Dominion of Funds:

             (a) The Loan shall be on dominion of funds. Borrower shall direct all Account Debtors to mail all payments due Borrower to a post office box owned by Crestmark at a bank acceptable to Crestmark ("Lockbox Bank"). The Lockbox Bank shall periodically pick up, open and process the contents of the envelopes mailed to the post office box. All payments shall be deposited into a cash collateral account owned by Crestmark ("CCA"); Borrower shall have no right to withdraw any funds from the CCA, all of Borrower's funds therein belong to Crestmark. All other documents included in the envelopes shall be delivered to Borrower. Crestmark shall deduct the funds deposited into the CCA and apply the same toward payment of the Indebtedness, whether or not then due, in such order of application as Crestmark shall determine. Borrower grants Crestmark and its representatives an irrevocable power of attorney, coupled with an interest, to endorse any checks or items, in Borrower's name, delivered or required to be delivered to the post office box. If, notwithstanding Crestmark's instructions to an Account Debtor, Borrower receives payments directly from an Account Debtor, Borrower agrees not to commingle such remittances with any of its other funds or property, and will hold the funds separate and apart from its own funds or property, in trust for Crestmark, and immediately deliver same to the post office box in the form received. Crestmark shall process the envelope and its contents as if same had been mailed directly to the post office box by the Account Debtor. Any Account Debtors that remit payments to Borrower electronically shall be instructed to remit funds to the CCA. If Borrower receives any funds into its operating account via electronic transfer, it will immediately wire those funds to the CCA.

             (b) Whenever Borrower requests a Money Advance, it shall furnish to Crestmark a Borrowing Certificate, which shall be in form and substance acceptable to Crestmark. This Borrowing Certificate shall reflect the Line of Credit Loan Base and the Loan Account under the Loan as of the activity date of the report. All activity occurring since the last Borrowing Certificate and the request for the Money Advance will be supported by documentation and verification that is acceptable to Crestmark in its sole discretion--by way of illustration, but not limitation, such supporting documentation might include: sales journals, copies of invoices, copies of delivery evidence, cash receipts journals, copies evidencing all changes to inventory accounts (if applicable) and such other documentation as more fully set forth in Section 10 of this Agreement. A Borrowing Certificate is required at least once a week, but can be submitted more frequently.

             (c) Borrower shall promptly notify Crestmark of any invoices which have been rejected by any Account Debtor, which shall thereupon be eliminated as an Eligible Account Receivable.

             (d) Immediately upon learning thereof, Borrower shall inform Crestmark in writing of the rejection of goods or services by any Account Debtor, delays in delivery of goods, non-performance of contracts or services, and of any assertion or threatened assertion of any claims, offsets or counterclaims by Account Debtors.

             (e) Borrower shall furnish to, and inform Crestmark of, all material or adverse information relating to the financial condition Of any Account Debtor, immediately upon Borrower's learning thereof.

             (f) Borrower acknowledges that the maintenance of the CCA pursuant to this section is solely for Crestmark's convenience in facilitating its own operations pursuant hereto, and that Borrower has not and shall not have any right, title, or interest in said CCA or in the amounts deposited therein at any time thereof.

             (g) Borrower shall reimburse Crestmark for any and all charges and expenses relating to the lockbox and the CCA.

             (h) Deposits in the CCA are owned by Crestmark and shall constitute payment on the Indebtedness when so applied by Crestmark as provided above. Crestmark shall have no duty as to the collection or protection of checks or instruments or the proceeds thereof, nor as to the preservation of any rights pertaining thereto, beyond avoiding gross negligence or fraud in the custody and preservation of items in the possession of Crestmark.

         8.13 Opening Accounts: Upon request by Crestmark, Borrower shall open and maintain its corporate accounts with Crestmark.

         8.14 Notice of Default: Immediately upon becoming aware of any Default under this Agreement, give written notice thereof to Crestmark, specifying the nature and period of existence thereof, and what action Borrower is taking or proposes to take with respect thereto, but such notice shall not cure the existence of a Default or prohibit Crestmark from exercising its remedies hereunder.

         8.15 Financial Information/Reports: Within the time periods specified and if no time period is specified, five (5) Business Days shall be deemed the time period, deliver to Crestmark, all financial information, reports, certificates, notices and other information herein required of Borrower, pursuant to any provision of this Agreement or the Collateral Documents.

         8.16 Verification of Accounts: Always allow Crestmark or any of its officers, employees and agents, including Financial Control Systems, to contact Account Debtors, in the name of Crestmark, Financial Control Systems or in the name of Borrower, to verify the validity, amount or any other matter relating to any Account or Collateral. Crestmark may choose to verify the Collateral and Accounts by mail, telephone, fax or any other manner it chooses and in any frequency Crestmark elects.

9.   NEGATIVE COVENANTS:

             Borrower covenants and agrees, that so long as any Money Advances are outstanding or commitments therefore exist under this Agreement, and until all Indebtedness due Crestmark is paid in full, it will not:

         9.1 Acquisitions/Merger: Purchase or acquire obligations or stock of, or any other interest in, any Person, or purchase all or substantially all of the assets of any Person without the prior written consent of Crestmark.

         9.2 Negative Pledge: Create, assume or otherwise suffer to exist any mortgage, pledge or other encumbrance, or claim therefore, upon any of its property (tangible, intangible, personal, real) or Collateral, now owned or hereafter acquired, or increase, modify, amend, change or alter any indebtedness, or security interest securing any such indebtedness, giving rise to a Permitted Encumbrance, if any.

         9.3 Dividends: Declare or pay any dividend, or make any other distribution of, or with regard to, its capital stock or other equity security, or purchase or retire any of its capital stock or other equity security. Provided, however, with respect to any year in which Borrower is taxed by the Internal Revenue Service as an "S" corporation, Borrower may make a distribution of profits to its shareholders in an amount not to exceed the sum necessary to enable its shareholders to pay their personal state and federal taxes directly attributable to the profits earned by Borrower for the year.

         9.4 Loans/Liabilities: Make a loan, or incur or assume any obligations or liability as lender, guarantor, surety, indemnitor or otherwise with respect to any indebtedness or other obligation of any Person.

         9.5 Disposition of Assets: Voluntarily or involuntarily sell, convey, lease or otherwise dispose of any portion of the Collateral, its Properties, or assets, not in the ordinary course of business without the prior written consent of Crestmark.

         9.6 Capital Assets: Become obligated for the purchase or lease of real property or other capital assets, in addition to any such arrangement now in effect, the purchase price of which or annual rental of which, is or will be in excess of Fifty Thousand ($50,000) Dollars in any consecutive twelve (12) month period without the prior written consent of Crestmark.

         9.7 Distributions: Make, directly or indirectly, any disbursements, loans, advances or distributions, in money or otherwise, other than customary salary and bonuses, to any stockholders, officers or directors.

         9.8 Transactions with Affiliates/No Subsidiaries: Enter into any transaction with any stockholders of Borrower or such stockholders, affiliates, except on terms not less favorable than would be usual and customary in similar transactions between persons or entities dealing at arm's length. Borrower does not have and will not organize or acquire any subsidiaries.

         9.9 Management Services: Enter into any contract for personal services or obtaining management or special consulting or advisory services other than in the ordinary course of business.

         9.10 Other Obligations: Incur any other additional obligations by way of loans from any other Person, without the prior written consent of Crestmark, but no obligation of Crestmark to consent thereto shall be implied herefrom.

         9.11 Redemption/Issuance: Release, redeem, retire, purchase or otherwise acquire, directly or indirectly, any of its capital stock or other equity security without the prior written consent of Crestmark.

         9.12 Default in Payment of Other Debt: Default in the payment of any indebtedness owed to any Person for borrowed money.

         9.13 Judgment: Suffer or permit any judgment, decree or order not fully covered by insurance to be entered by a court of competent jurisdiction against Borrower or Guarantor or permit or suffer any writ or warrant of attachment or any similar process to be filed against Borrower or Guarantor or against any property or asset of Borrower or Guarantor.

10.   BOOKS/RECORDS/FINANCIAL REPORTS/CERTIFICATES:

             Borrower covenants and agrees, that so long as any Money Advances are outstanding or commitments therefore exist under this Agreement, and until all Indebtedness due Crestmark is paid in full, it will keep proper books of accounts in a manner satisfactory to Crestmark. Crestmark shall have the right, at any time, to verify any of the Collateral, documentation or books, whether such documentation is furnished weekly, monthly or annually in whatever manner and in whatever frequency it deems necessary, including through telephone contact with customers or vendors.

         10.1 Borrowing Certificates: Borrower will also furnish to Crestmark a Borrowing Certificate, in form satisfactory to Crestmark, may be submitted daily to Crestmark, but in all events, shall be submitted at least on a weekly basis. The Borrowing Certificate shall be supported by invoices, a sales journal, cash receipts journal, inventory sold and purchased journal, evidence of delivery of goods, proof of shipment, proof of performance of services, time sheets or any other documentation Crestmark requests in its sole discretion. With each Borrowing Certificate, Borrower will also submit to Crestmark an updated Inventory certification listing Borrower's Inventory by catalog and location as of the date of the report. By signing the Borrowing Certificate, Borrower is reaffirming that no Default exists under this Agreement and/or under any Collateral Documents an of the data of the requested borrowing.

         10.2 Monthly Statements: Borrower and Inmold, Inc. will also furnish to Crestmark monthly management prepared financial statements, balance sheets, and profit and loss statements for the month then ended, certified to by the chief executive or chief financial officer of Borrower. Such reports shall set forth the financial affairs and true condition of Borrower for each month and shall be delivered to Crestmark no later than thirty (30) days after the end of each month. In addition, Borrower shall furnish to Crestmark the following certified to by the chief executive or chief financial officer of Borrower within the time periods set forth:

             (a) Accounts Receivable Reports: Monthly detailed Accounts Receivable Aging Reports no later than fifteen (15) days after the end of each month; and

             (b) Accounts Payable Reports: Monthly detailed Accounts Payable Aging Reports no later than fifteen (15) days after the end of each month; and

         10.3 Field Examinations: Borrower will also permit Crestmark to perform quarterly field examinations of Borrower's assets and liabilities, to be performed by Crestmark's inspector, whether a Crestmark officer or an independent party, with fees and expenses thereof to be paid by Borrower. The information compiled by the field examination is for Crestmark's internal use, and Crestmark has no obligation to share the field examination, in whole or in part, with Borrower.

         10.4 Annual Statements/Projections: Borrower will also furnish and deliver to Crestmark annual consolidating audited financial statements of Inmold, Inc. and its subsidiaries prepared by a certified public accountant acceptable to Crestmark. Such reports shall set forth in detail Borrower's true condition as of the end of each of Borrower's fiscal years no later than ninety
(90) days after the end of each of Borrower's fiscal years.

         10.5 Officer's Certificates: Borrower will deliver to Crestmark with each set of financial statements delivered pursuant to Sections 10.2 and 10.3, a certificate signed by the President, or the chief executive or chief financial officer of Borrower (if not the President), setting forth:

             (a) the information (including detailed calculations) required in order to establish whether Borrower was in compliance with the financial requirements set forth in this Agreement during and as of the end of the period covered by the financial statement then being furnished; and

             (b) that the signer has reviewed all of the relevant terms of this Agreement and has made, or has caused to be made, under his or her supervision, a review of the transactions and conditions of Borrower from the beginning of the accounting period covered by the financial statements being delivered therewith to the date of the certificate, and that such review has not disclosed the existence during such period of any Default.

         10.6 Inspection of Books and Records: At any reasonable time and from time to time, Borrower will permit Crestmark or its agents to inspect and examine Borrower's books, records and papers. Crestmark shall have the right to make copies and abstracts thereof. Borrower will also make its officers, accountants and consultants available to discuss Borrower's business, operations and financial condition.

         10.7 Tax Returns: Guarantor and Borrower shall each provide Crestmark with current annual tax returns prior to April 15 of each year or if an extension is filed, at the earlier of (a) the filing thereof or (b) the extension deadline.

11.   REMEDIES UPON DEFAULT:

         Upon the occurrence of any Default, Crestmark can charge the Default Interest Rate on the Note, and Crestmark has the following rights and remedies, provided further that the rights or remedies contained herein or otherwise available shall be cumulative and not exclusive, together with any and all other rights and remedies which may be available, whether, contained in this Agreement, the Collateral Documents, or available by virtue of law or equity, including the Uniform Commercial Code and any action by Crestmark shall not serve to release or discharge any other security, property or Collateral held by Crestmark in connection with this transaction.

         11.1 Acceleration: Crestmark can accelerate all or part of the Indebtedness without notice or demand, and declare such amount to be immediately be due and payable, without presentation, notice or demand, notwithstanding the maturity or due date, if any, therein to the contrary, all of which are expressly waived by Borrower and Guarantor.

         11.2 Access to Premises/Repossession of Collateral: Crestmark or any of its agents or representatives shall have the right to enter the premises of Borrower or any other place(s) where the books, records and Collateral of Borrower may then be kept and maintained, and remove all such books, records and Collateral for such time as Crestmark may desire in order to effectively collect and liquidate the Collateral. All expenses relating thereto, including moving expenses, the leasing of additional facilities and the hiring of security guards shall be borne by Borrower. Upon request by Crestmark, Borrower shall assemble the Collateral and make it available to Crestmark at a time and place to be designated by Crestmark which is reasonably convenient to Crestmark and Borrower; Borrower shall fully cooperate with all of Crestmark's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Crestmark may direct. Borrower also agrees that Crestmark shall also have the right to peacefully retake the Collateral, and Borrower waives any right it may have in such instances, to a judicial hearing prior to such retaking.

         11.3 Disposition of the Collateral: Crestmark or any of its agents or representatives shall have the right to sell and deliver the Collateral at a public or private sale (by way of one or more contracts or transactions), by way of parcels or in bulk, for cash, credit or otherwise, at such prices and upon such terms as Crestmark or its agents deem advisable. Crestmark shall have no obligation to preserve any rights to the Collateral or marshal any Collateral for the benefit of any Person, including Guarantor.

         11.4 Waivers: To the extent permitted by applicable law, Borrower agrees to waive and does hereby absolutely and irrevocably waive and relinquish the benefits and advantages of any valuation, stay, appraisement, extension or redemption laws now or hereafter existing which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or otherwise, based on any note contemplated hereby, or on any claim for interest on such notes, or any security interest set forth in this Agreement.

         11.5 Appointment of Receiver: Crestmark shall be entitled, to the extent provided by law, to the appointment of a receiver of the business and premises of Borrower, and of the rents and profits derived therefrom, and all Collateral. This appointment shall be in addition to any other rights, relief or remedies afforded Crestmark. Such receiver, in addition to any other rights to which he shall be entitled, shall be authorized to sell any and all property of Borrower for the benefit of Crestmark pursuant to provisions of Michigan law and the Uniform Commercial Code of Michigan. In the event of any deficiency, Borrower and Guarantor shall remain liable therefor.

         11.6 Injunctions: Borrower and Guarantor acknowledge that upon the occurrence of a Default, no remedy at law will provide adequate relief to Crestmark; therefore, Borrower agrees that Crestmark shall be entitled to temporary and permanent injunctive, or other equitable relief in any such case without proving actual damages, it being acknowledged that the nature of Borrower's business dictates such relief is necessary in order to preserve the Collateral and rights of Crestmark.

         11.7 Expenses: Borrower shall pay to Crestmark, on demand, any and all expenses, including reasonable attorneys' fees and collection expenses, incurred or paid by Crestmark in protecting or enforcing its rights under this Agreement, the Collateral Documents or pursuant to any other document or agreement relating to the Loan. Crestmark shall apply the net proceeds of any sale, disposition or holding of Collateral, after deducting all costs and expenses of every kind incurred arising from the retaking, holding, preparing for sale, selling, leasing or collecting or in any way relating to the rights of Crestmark hereunder, to the payment of any portion of the Indebtedness, in whole or in part, whether due or not due, absolute or contingent, making proper rebate for interest or discount on items not then due, and only after so applying such net proceeds and ascertainment by Crestmark of any other amounts required by any existing or future provision of law, need Crestmark account to Borrower for surplus, if any. Borrower shall remain liable to Crestmark for the payment of any deficiency of any Indebtedness, together with interest thereon, until paid. Crestmark shall not be required to proceed against any other party, or against any other security for any Indebtedness or pursue any other right or remedy hereunder, or under any other instrument or agreement, but all such rights and remedies shall be cumulative and in addition to all other rights and remedies of Crestmark.

         11.8 Enforcement of Rights: Crestmark shall be entitled to enforce its rights hereunder and to avail itself of its security interests in the Collateral, simultaneously or successively, in such order and priority as Crestmark shall determine. All rights, remedies and security interests in the Collateral shall continue in full force and effect until all Indebtedness of Borrower and Guarantor shall be satisfied in full, and no single action or actions shall be deemed an election of remedies.

         11.9 Right of Offset: Crestmark or its assigns shall have the right of offset against any funds (i) of Borrower or Guarantor on deposit with or in the possession of Crestmark, (ii) of Borrower or Guarantor on deposit in any account of Borrower established pursuant to this Agreement or the Collateral Documents.

         11.10 Accounts and/or Accounts Receivable:

             (a) Crestmark shall have the right to notify any and all Account Debtors to make payment directly to Crestmark.

             (b) Crestmark shall have the right in its own name or in the name of Borrower:

                 (i) to demand, collect, receive payment of, receipt for and give discharges and releases, upon payment of all or any of the Accounts and any monies due or to become due in respect 'thereof and to notify all Account Debtors of the Default and to direct all Account Debtors to pay Crestmark directly; and

                 (ii) to reasonably settle, compromise, compound, or adjust all or any of the Accounts which are legitimately in dispute; and

                 (iii) to commence and prosecute any and all suits, actions, or proceedings in law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Accounts or to enforce any rights in respect thereof; and

                 (iv) to reasonably settle, compromise, compound, adjust or defend any actions, suits, or proceedings relating or pertaining to all or any of the Accounts; and

                 (v) to file any claim or take any other action or proceeding which Crestmark may deem necessary or appropriate to protect and preserve and realize upon the security interest of Crestmark in the Accounts and the proceeds thereof; and

                 (vi) generally to sell, assign, transfer, pledge, make any agreement with respect to or otherwise reasonably deal with all or any of the Accounts as fully and completely as though Crestmark were the absolute owner thereof for all purposes. Borrower hereby waives any statutory rule or constitutional restriction, prohibition, or procedure in connection with the rights granted Crestmark in this subsection and gives Crestmark the right to peaceful repossession of the Collateral without hearing or court order.

         11.11 Application of Proceeds: The proceeds of any sale or other disposition of the Collateral shall be applied by Crestmark, first upon all expenses authorized by this Agreement, the Collateral Documents or by law, including reasonable attorney's fees incurred by Crestmark; the balance of the proceeds of such sale or other disposition shall be applied to the payment of the Indebtedness, first to interest, then to principal, then to other Indebtedness, and the surplus, if any, shall be paid over to the Borrower or to such other Person or Persons as may be entitled thereto under applicable law. The Borrower and Guarantor shall remain liable for any deficiency, which the Borrower or Guarantor shall pay to Crestmark immediately upon demand.

               Nothing herein contained shall be construed to make Crestmark an agent or trustee of Borrower or guarantor for any purpose whatsoever, and Crestmark shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (except to the extent it is determined by final judicial decision that Crestmark's act or omission constituted gross negligence or willful misconduct). Crestmark will not, under, circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts, liquidation of the Collateral or any instrument received in payment thereof or for any damage resulting therefrom (except to the extent it is determined by a final judicial decision that Crestmark's error, omission or delay constituted gross negligence or willful misconduct). Crestmark does not, by anything herein or in any assignment or otherwise, assume any of the Borrower's or Guarantor's obligations under any contract or agreement assigned to Crestmark, and Crestmark shall not be responsible in any way for the performance by the Borrower or Guarantor of any kind of the terms and conditions thereof.

12.   NOTICE:

         Any notice served to or upon Borrower shall be given to Borrower for all purpose by being sent certified mail, return receipt requested, postage prepaid, or other expedited mail service, addressed to Borrower at the address hereinabove set forth, or at such other address as shall be designated by Borrower to Crestmark in writing, and any such notice shall be given to Crestmark, for all purposes, by being sent certified mail, return receipt requested, postage prepaid, or other expedited mail service, to 850 East Long Lake Road, Troy, Michigan 48098 Michigan, or' at such other address as Crestmark may designate to Borrower in writing.

13.   TERMINATION:

         Crestmark may terminate this Agreement and its obligations hereunder upon demand, at its sole discretion and absent the existence of a Default. All of Borrower's and Guarantor's obligations, duties, promises, covenants, representations or warranties under this Agreement and Borrower's and Guarantor's obligations, duties, promises, covenants, representations or warranties under the Collateral Documents, shall continue and remain in full force and effect until (i) the Indebtedness is irrevocably paid in full in cash and (ii) Borrower receives written notification of the termination of Loan from Crestmark. Upon demand, the Indebtedness, the Note, Money Advances, Loan, and all other obligations due Crestmark from Borrower, shall then be immediately due and payable, regardless of any date, if any, to the contrary, plus the interest accrued thereon until payment in full.

14.   MISCELLANEOUS:

         14.1 Binding Effect: This Agreement shall be binding upon and shall inure to the benefit of Borrower and Crestmark, and their respective successors and assigns, provided that the foregoing shall not authorize any assignment by Borrower of its rights or duties hereunder, which assignment, in whole or in part, by Borrower shall not be permissible.

         14.2 Delay/Waiver: No delay or failure of Crestmark in exercising any right, remedy, power or privilege hereunder shall affect such right, remedy, power or privilege, nor shall any single or partial exercise thereof preclude the exercise of any other right, remedy, power or privilege. No delay or failure of Crestmark at any time to demand strict adherence to the terms of this Agreement shall be deemed to constitute a course of conduct inconsistent with Crestmark's right at any time to demand strict adherence to the terms of this Agreement or the Collateral Documents.

         14.3 Incorporation by Reference: The Collateral Documents are incorporated herein by reference, and in the event any provision thereof is inconsistent with the provisions of this Agreement, then this Agreement shall be deemed paramount unless the rights and remedies of Crestmark would be adversely affected or diminished thereby.

         14.4 Applicable Law: This Agreement and the Collateral Documents shall be interpreted, and the rights of the parties hereunder shall be determined, under the laws of the State of Michigan.

         14.5 Further Assurances: Borrower, from time to time, upon written request of Crestmark, will make, execute, acknowledge and deliver all such further and additional instruments and take all such further action as may be required, to carry out the intent and purpose of this Agreement and to provide for the payment of the Loan, note(s), borrowings and Money Advances, according to the intent and purpose herein and therein expressed.

         14.6 Hold Harmless/Indemnity: Borrower hereby assumes responsibility and liability for, and hereby holds harmless and indemnifies Crestmark from and against, any and all liabilities, demands, obligations, injuries, costs, damages (direct, indirect or consequential), awards, loss of interest, principal, or any portion of the Indebtedness, charges, expenses, payments of monies and reasonable attorney fees, incurred or suffered, directly or indirectly, by Crestmark and/or asserted against Crestmark by any Person whatsoever, including Borrower or Guarantor, which arise in whole or in part out of this Agreement, or the Collateral Documents, or the relationship herein set forth or the exercise of any right or remedy including the realization, disposition or sale of the Collateral, or any portion thereof, or the exercise of any right in connection therewith even if the above are caused by the sole action, inaction, omission or negligence of Crestmark, but Borrower or Guarantor shall not be liable if the damages result solely from the fraud or gross negligence of Crestmark.

         14.7 Limitation of Liability: Neither Crestmark nor any of its affiliates, directors, officers, agents, attorneys or employees shall be liable to Borrower, Guarantor or any of Borrower's affiliates for any action taken, or omitted to be taken, by it or them or any of them under this Agreement or any of the Collateral Documents or in connection herewith or therewith, except that no person shall be relieved of any liability imposed by law for gross negligence or fraud. Except for claims of gross negligence or fraud, no claim may be made by Borrower, Guarantor or by any of Borrower's affiliates, directors, officers, agents, attorneys or employees, for any special, indirect or punitive damages in respect of any breach or wrongful conduct (whether the claim is based on contract or tort or duty imposed by law) arising out of or related to this Agreement or any other Collateral Documents, or the transactions contemplated hereby or thereby, or any act, omission or event occurring in connection herewith or therewith. Except for claims of gross negligence or fraud, Borrower, on its behalf and on behalf of its affiliates, and Guarantor hereby waive, release and agree not to sue upon any claim for any such damages, whether or not accrued, and whether or not known or suspected to exist in its favor.

         14.8 Survival and Continuation: All representations, warranties, covenants, indemnifications, consents and agreements contained in this Agreement and/or any of the Collateral Documents shall survive the execution of this Agreement, the Collateral Documents and any investigations by Crestmark and shall be, and continue at all times while any Indebtedness is outstanding, to be true and accurate. Borrower shall immediately notify Crestmark, in writing, if any of the foregoing are or have become untrue.

         14.9 Complete Agreement: This Agreement incorporates and/or contains the entire agreement of the parties hereto and none of the parties shall be bound by anything not expressed in writing.

         14.10 Severability: If any provision of this Agreement is in conflict with any statute or rule of law or is otherwise unenforceable for any reason, then that provision shall be deemed null and void to the extent of the conflict or unenforceability and shall be deemed severable. The offending provision shall not invalidate any other provision of this Agreement.

         14.11 Amendment: This Agreement and the Collateral Documents may only be amended, modified or extended by written instrument executed by Crestmark and Borrower.

         14.12 Duplicate Originals: Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

         14.13 Time of Essence: Time shall be of the essence in this Agreement.

         14.14 Reinstatement: Borrower further agrees that to the extent Borrower makes a payment or payments to Crestmark, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

         14.15 Payable an Demand: The Loan is payable on demand. Nothing contained in this Agreement or the Collateral Documents, including, but not limited to, the reference to a Default, shall be construed to prevent Crestmark from making demand, without notice and without reason, for immediate payment of all or any part of the Loan whether or not a Default has occurred. Demand for repayment of the Loan by Crestmark can be made at any time or times.

         14.16 CONSENT TO JURISDICTION: BORROWER AND GUARANTOR HEREBY WAIVE ANY PLEA OF JURISDICTION OR VENUE ON THE GROUNDS THAT BORROWER OR GUARANTOR ARE NOT RESIDENTS OF OAKLAND COUNTY, MICHIGAN, AND HEREBY SPECIFICALLY AUTHORIZE, AT THE OPTION OF CRESTMARK, ANY ACTION BROUGHT TO ENFORCE BORROWER'S AND/OR GUARANTOR'S OBLIGATIONS TO CRESTMARK TO BE INSTITUTED AND PROSECUTED IN EITHER THE CIRCUIT COURT OF OAKLAND 'COUNTY, MICHIGAN, OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN, AT THE' OPTION OF CRESTMARK, AND BORROWER AND GUARANTOR HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURT.

         14.17 Release of Claims Against Crestmark: in consideration of Crestmark's making the Loan described in this Agreement, Borrower and the Guarantor do each hereby release and discharge Crestmark of and from any and all claims, harm, injury, and damage of any and every kind, known or unknown, legal or equitable, which Borrower or Guarantor have against Crestmark from the date of Borrower's first contact with Crestmark up to the date of this Agreement. Borrower and the Guarantor confirm to Crestmark that they have reviewed the effect of this release with competent legal counsel of their choice, or have been afforded the opportunity to do so, prior to execution of this Agreement and the Collateral Documents and each acknowledges and agree that Crestmark is relying upon this release in extending the Loan to Borrower.

         14.18 Waiver of Jury Trial: BORROWER AND GUARANTOR DO EACH KNOWINGLY AND VOLUNTARILY AND INTELLIGENTLY WAIVE THEIR CONSTITUTIONAL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM, DISPUTE, CONFLICT OR CONTENTION, IF ANY, AS MAY ARISE UNDER THIS AGREEMENT OR UNDER THE COLLATERAL DOCUMENTS, AND AGREE THAT ANY LITIGATION BETWEEN THE PARTIES CONCERNING THIS AGREEMENT AND THE COLLATERAL DOCUMENTS SHALL BE HEARD BY A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY. BORROWER AND GUARANTOR HEREBY, CONFIRM TO CRESTMARK THAT THEY HAVE REVIEWED THE EFFECT OF THIS WAIVER OF JURY TRIAL WITH

COMPETENT LEGAL COUNSEL OF THEIR CHOICE, OR HAVE BEEN AFFORDED THE OPPORTUNITY TO DO SO, PRIOR TO SIGNING THIS AGREEMENT AND THE COLLATERAL DOCUMENTS AND EACH ACKNOWLEDGE AND AGREE THAT CRESTMARK IS -RELYING UPON THIS WAIVER IN EXTENDING THE LOAN TO BORROWER.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first appearing above.

CRESTMARK:                                   BORROWER:

Crestmark Bank,                              Seville Plastics, Inc.
a Michigan banking Corporation               a Michigan corporation

By: Tobin G. Dahm                            By: Filipp Kreissl
   ---------------------------                   ------------------------
    Tobin G. Dahm                                Filipp Kreissl

Its: Vice President                              Its: Chairman

                             AGREEMENT OF GUARANTOR

         By executing this Agreement Guarantor: (1) acknowledges and agrees that the Guarantor has completely read and understands this Agreement; (2) consents to all of the provisions of this Agreement relating to Borrower; (3) acknowledges and agrees that the Guaranty executed and delivered by the undersigned shall continue in full force and effect; (4) acknowledges receipt of good and lawful consideration for the execution of the guaranty agreement; (5) agrees promptly to furnish the financial statements and information required by this Agreement; (6) agrees to all of those portions of this Agreement which apply to Guarantor; (7) acknowledges and agrees that this Agreement has been freely executed without duress and after an opportunity was provided to Guarantor for review of this Agreement and the guaranty agreement by competent legal counsel of Guarantor's choice; and (8) acknowledges that Bank has provided Guarantor with a copy of this Agreement, the guaranty agreement and the other Collateral Documents.

                                                  GUARANTOR:


                                                  G.P. Plantics, Inc.
                                                  a Michigan corporation

                                                  /s/ Filipp Kreissl
                                                  --------------------------
                                                  BY: Filipp Kreissl
                                                  Its:  Chairman

                                                  Inmold, Inc.
                                                  an Indiana corporation


                                                  /s/ Filipp Kreissl
                                                  --------------------------
                                                  BY: Filipp Kreissl
                                                  Its:  Chairman

                                   EXHIBIT A

                             PERMITTED EMCUMBRANCES


         1. That certain financing statement filed March 5, 1999 with the Michigan Secretary of State, showing Borrower as debtor and the U.S. Small Business Administration as secured party relating to two 1973 Van Dorn Molding Machines.

                                PROMISSORY NOTE
                                (LINE OF CREDIT)

Principal Amount:                              Troy, Michigan
$350,000

Due Date:    ON  DEMAND                        Dated: April 6, 1999

         FOR VALUE RECEIVED, the undersigned, (hereinafter referred to as "Borrower") promises to pay ON DEMAND to the order of Crestmark Bank, a Michigan banking corporation (hereinafter referred to as "Crestmark"), at its offices located at 850 East Long Lake Road, Troy, Michigan 48098, or at such other place as Crestmark may designate in writing, the principal sum of up to THREE HUNDRED FIFTY THOUSAND AND NO/100 ($350,000) DOLLARS, plus interest and other charges as hereinafter provided, in lawful money of the United States.

         The unpaid principal balance outstanding from time to time under this Note shall bear interest on the basis of a year of 360 days for the actual number of days the principal is outstanding, at a rate of interest (the "Effective Interest Rate") which is equal to TWO PERCENT (2%) per annum in excess of the Wall Street Journal Prime Rate (the "Index") as such index may vary from time to time (but not in excess of the maximum rate permitted by law). The term "Wall Street Journal Prime Rate" as used herein shall mean that rate of interest reported daily in the Wall Street Journal as the Prime Rate, as such rate may vary from time to time. Borrower understands and agrees that the Effective Interest Rate payable to Crestmark under this Note shall be determined by reference to the Index and not by reference to the actual rate of interest charged by Crestmark or any other bank to any particular (borrowers). If the Index shall be decreased or increased, then the Effective Interest Rate under this Note shall be decreased or increased by a like amount effective the day of each increase or decrease in the Index.


         Interest on amounts disbursed and outstanding from time to time shall be paid monthly, in arrears, commencing on the tenth (10th) day of May, 1999, and continuing on the tenth (10th) day of each month thereafter for as long as any Indebtedness remains outstanding. Payments due and payable on a day on which Crestmark is not open for business are due on the next succeeding business day. Principal and all other Indebtedness shall be repaid from Account collections and any other funds of Borrower deposited in the lockbox and cash collateral account in accordance with the terms of the Dominion of Funds section of the Loan Agreement (as hereinafter defined), but in all events, all outstanding Indebtedness shall be due and payable on demand.

         All Money Advances, accrued interest thereon and expenses due hereunder and/or under the Loan Agreement shall be charged to a Loan Account in Borrower's name on Crestmark's books, and Crestmark shall debit to such account the amount of each loan or advance when made and credit to such account the amount of each repayment as provided for in the Loan Agreement. Crestmark shall render Borrower from time to time a statement of account setting forth the Borrower's loan balance in said Loan Account which statement shall be deemed to be correct and accepted by and binding upon Borrower, unless Crestmark receives a written statement of exceptions within ten (10) Business Days after such statement has been rendered to Borrower. Such statement of account shall be prima facie evidence of the Money Advances, accrued interest thereon and expenses due hereunder and/or under the Loan Agreement and owing to Crestmark by Borrower.

         This Note is a Note under which Money Advances, repayment and readvances may be made from time to time. Money Advances and readvances shall be made in accordance with the provisions of the Loan Agreement at the sole discretion of Crestmark. If, and in the event at any time(s) prior to demand, Borrower repays all Money Advances outstanding hereunder and all interest accrued thereon, a readvance hereunder shall automatically reinstate this Note and its terms.

         Any payment made by mail will be deemed tendered and received only upon actual receipt, promptly on the date due for each such payment as herein required (time being of the essence), at the address of Crestmark designated for such payment whether or not Crestmark has authorized payment by mail or any other manner. Borrower hereby expressly assumes all risk of loss or liability resulting from non-delivery or delay in delivery of any payment transmitted by mail or in any other manner.

         No delay or failure of Crestmark in exercising any right, remedy, power or privilege hereunder shall affect such right, remedy, power or privilege, nor shall any single or partial exercise thereof preclude the exercise of any other right, remedy, power or privilege. No delay or failure of Crestmark at any time to demand strict adherence to the terms of this Note shall be deemed to constitute a course of conduct inconsistent with Crestmark's right at any time to demand strict adherence to the terms of this Note.

         If Crestmark has not demanded payment on this Note, and Borrower elects to pay this Note, in full or in part, by refinancing with a source of funds other than Borrower's operations, Borrower may do so, but only upon the simultaneous payment of the following exit fee (i) prior to may 1, 2000 the exit fee is SEVENTEEN THOUSAND FIVE HUNDRED AND NO/100 ($17,500) DOLLARS, (ii) on and after May 1, 2000, but prior to May 1, 2001, the exit fee is TEN THOUSAND FIVE HUNDRED AND NO/100 ($10,500) DOLLARS. Notwithstanding the foregoing, if Crestmark is a participating lender in the re-financing of G.P. Plastics, Inc., a sister company of Borrower, the foregoing exit fees will be waived. No partial prepayment shall affect the obligation of 'the Borrower to continue the regular payments hereinbefore mentioned.

         Nothing herein contained, nor any transaction relating thereto, or hereto, shall be construed or operate to require Borrower to pay, or be charged, interest at a rate greater than the maximum allowed by law. Should any interest charged, paid or payable by Borrower in connection with this Note or any other document delivered in connection herewith, result in the charging, payment or earning of interest in excess of the maximum allowed by law, then any and all such excess shall be and the same is hereby waived by Crestmark, and any and all such excess paid shall be automatically credited against and in reduction of the principal due under this Note.

         Upon the occurrence of a Default as set forth in the Loan Agreement, which includes failure to pay the Indebtedness on demand, Crestmark may declare all or part of the Indebtedness, including, without limitation, the principal balance and all accrued interest, to be immediately due an payable, together with (to the extent permitted under applicable law) the costs, expenses, attorney's fees, and outside consultants, fees reasonably incurred by Crestmark in collecting or enforcing payment. During any period of a Default, the outstanding amount of the Indebtedness shall bear interest at a rate which is equal to SIX PERCENT (6%) per annum greater than the Effective Interest Rate otherwise charged hereunder (the "Default Rate") Furthermore, upon the occurrence of a Default, Crestmark has all of the rights and remedies provided at law or equity or by agreement, including, without limit, those under the Loan Agreement. These remedies are cumulative and not exclusive. If any required installment is not paid within ten (10) days from the date same is due, then, at the option of Crestmark, in addition to all other sums due hereunder, including the Default Rate, a late charge of not more than FIVE CENTS ($.05) for each dollar of the installment so overdue may be charged in order to compensate Crestmark for additional costs and expenses which will be incurred by Crestmark as a result of such late payment.

         Borrower acknowledges that this Note matures upon issuance and that Crestmark, at any time, without notice and with or without reason, may demand that this Note be immediately paid in full or in part. The demand nature of this Note shall not be modified by reference to a Default in this Note or in the Loan Agreement or Collateral Documents. For purposes of this Note, to the extent there is reference to a Default such reference is for the purpose of permitting Crestmark to accelerate the Indebtedness not on a demand basis and/or to receive interest at the Default Rate provided in this Note or in the document evidencing the relevant Indebtedness. It is expressly agreed that Crestmark may exercise its demand rights under this Note whether or not a Default has occurred. Crestmark, with or without reason and without notice, may from time to time make demand for partial payments under this Note and these demands shall not preclude Crestmark from demanding at any time that this Note be immediately paid in full. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim. Crestmark shall have the right to collect and apply any payments due under this Note by directly deducting, applying, off setting or debiting any funds in the commercial account ("CCA") established in the Dominion of Funds section of the Loan Agreement.

         Borrower hereby grants to Crestmark a security interest in Crestmark's own indebtedness or liability to Borrower, if any, however evidenced, including a security interest in all of Borrower's bank deposits, instruments, negotiable documents and chattel paper which at any time are in the possession or control of Crestmark as further security for repayment of the Indebtedness of the Borrower.

         All payments hereunder shall, at option of Crestmark, first be applied against all expenses of Crestmark, then accrued interest, and the balance against principal. Acceptance by Crestmark of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be a Default, and at any time thereafter and until the entire amount then due has been paid, Crestmark shall be entitled to exercise any and all rights it possesses.

         Borrower hereby waives presentment for payment, demand, notice of non-payment, notice of protest and protest of this Note, diligence in collection or bringing suit. The liability of Borrower shall be absolute and unconditional, without regard to the liability of any other party hereto.

         This Note is executed pursuant to and secured by a Loan and Security Agreement dated of even date herewith as the same may be amended, restated, modified or altered from time to time (the "Loan Agreement") and the Collateral and Collateral Documents therein defined and described. Reference is hereby made to said Loan Agreement and Collateral Documents for additional terms relating to the transaction giving rise to this instrument, the security given for this instrument and additional terms and conditions under which this instrument matures, accelerates or may be prepaid.

ADDRESS:                                    BORROWER:

3925 Industrial Drive                       Seville Plastics, Inc.,
Rochester Hills, MI 48309                   a Michigan Corporation

                                            By:   Filipp Kreissl
                                                  --------------------------
                                                  Filipp Kreissl
                                            Its:  Chairman

Tax ID Number: 38-2432661

                                   CORPORATE
                                    GUARANTY

                              DATED: April 6, 1999

                         PARTICULAR TERMS - DEFINITIONS

         As used in this Guaranty, the following terms and expressions have the respective meanings indicated opposite each of them:

Guarantor:
     Name:               G.P. Plastics, Inc.,
                         a Michigan Corporation

     Address:            3910 Industrial Drive
                         Rochester Hills, Michigan 48309

Bank:
     Name:               Crestmark Bank, a Michigan banking corporation

     Address:            850 East Long Lake Road Troy, Michigan 46098

Borrower:
     Name:               Seville Plastics, Inc.,
                         a Michigan corporation

     Address:            3909 Industrial Drive
                         Rochester Hills, Michigan 48309

Note:
     Type:               Promissory Note (Line of Credit)

     Amount:             $350,000.00

     Date: Dated of even date herewith, including any extensions, renewals, amendments or modifications thereof

     Loan Agreement:     Loan and Security Agreement dated of even date
                         herewith, including any extensions, renewals amendments or modifications thereof

Collateral:              As defined in the Loan Agreement

Collateral
Documents:               As defined in the Loan Agreement

Indebtedness:             As defined in the Loan Agreement

         THIS GUARANTY, above-dated, by Guarantor to Bank is made to induce Bank to make the loan evidenced by the Note to Borrower and because Guarantor, who is an affiliate of Borrower and whose economic success is linked to Borrower through various working relationships, has determined that executing and delivering this Guaranty is in the Guarantor's best interest and is to the financial benefit of Guarantor, and for other good and valuable consideration, the receipt of which is hereby acknowledged. THE GUARANTOR AGREES AS FOLLOWS:

         1. Consideration/Nature of Guaranty: In consideration of and in order to induce Bank to make the loan evidenced by the Note to Borrower and other good and valuable consideration, the receipt of which is hereby acknowledged, Guarantor hereby absolutely, irrevocably and unconditionally guaranties to Bank:
(a) the full, prompt and unconditional payment, and not just the collectability of, the indebtedness, including, but not limited to, principal and interest on, the Note when due, whether on demand, at maturity, pursuant to mandatory or optional prepayments, by acceleration or otherwise, at the time, place and at the rate described in, and otherwise according to the terms of the Loan Documents (as defined in Paragraph 3); and
(b) the punctual and faithful performance and observation by Borrower of all duties, agreements, covenants, representations and obligations of Borrower contained in the Loan Documents, including but not by way of limitation, the affirmative covenants, the negative covenants and the truth and accuracy of all representations and warranties therein set forth.

         2. Absolute and Unconditional obligation: This Guaranty is an absolute, continuing, unconditional, and irrevocable guaranty and Guarantor shall not be relieved from any obligations under this Guaranty until such time as this Guaranty has been terminated in accordance with Paragraph 14. The obligations of Guarantor shall continue notwithstanding any defect in the genuineness, validity, regularity or enforceability of the Indebtedness or the Loan Documents, or any other circumstances whether or not referred to herein, which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

         3. The Loan Documents: The Loan Agreement and Collateral Documents and all other related instruments, documents and writings (sometimes hereinafter collectively referred to as the "Loan Documents") are hereby incorporated into and made a part of this Guaranty by reference, with the same force and effect as if fully set forth herein.

         4. Continuation of Liability: The liability and obligations of Guarantor shall in no way be affected, impaired, diminished or released by: (a) any amendment, amendment and restatement, alteration, extension, consolidation, renewal, waiver, indulgence, extension of time regarding performance or other modification of the Indebtedness or the Loan Documents; (b) any settlement, release, discharge or compromise whatsoever relating to the Loan Documents, the Indebtedness or relating to Borrower, any other guarantor or any other party liable for the Indebtedness; (c) any subordination of payments under the Indebtedness, the Collateral or the Loan Documents to any other debt or claim;
(d) any substitution, exchange, release or other disposition of all or any part of the Indebtedness or the Loan Documents; (e) any failure, delay, neglect, or omission to act by Bank in connection with the Indebtedness, the Loan Documents or the Collateral; (f) any advances for the purpose of performing any covenant or agreement of Borrower, or curing any breach or event of default in the Loan Documents; (g) the filing by or against Borrower or the discharge or release of any obligations of Borrower, any other guarantor or of any other person now or hereafter liable on the Indebtedness by reason of bankruptcy, insolvency, reorganization or other debtor's relief afforded Borrower pursuant to the present or future provisions of the Bankruptcy Code or any other state or federal statute or by the decision of any court; or (h) any other matter whether similar or dissimilar to the foregoing.

         5. Unconditional Waiver of all Defenses: Guarantor unconditionally, absolutely and irrevocably waives each and every defense which under principles of guaranty or suretyship law would otherwise operate to impair or diminish the liability of Guarantor for the Indebtedness. without limiting the generality of the foregoing waiver, Guarantor agrees that none of the following acts, omissions or occurrences shall diminish or impair the liability of Guarantor in any respect and Guarantor waives: (a) notice of acceptance of this Guaranty and of creations of Indebtedness of Borrower to Bank; (b) presentment and demand for payment of any Indebtedness of Borrower; (c) protest, notice of protest, and notice of dishonor or default with respect to any of the Indebtedness or the Loan Documents; (d) all other notices to which Guarantor might otherwise be entitled; (e) any demand for payment under this Guaranty; (f) any defense arising by reason of any disability or any other defense of Borrower; and (g) any right or claim of right to cause a marshaling of Borrower's assets, and it is agreed that Bank shall be under no duty to marshal the assets of Borrower for Guarantor's benefit or any third party. No notice to or demand on Guarantor shall be deemed to be a waiver of the obligation of Guarantor or of the right of Bank to take further action without notice or demand as provided herein. No modification or waiver of the provisions of this Guaranty shall be effective unless in writing and no waiver shall be applicable except in the specific instance for which it is given.

         6. Immediate Liability/Exercise of Rights By Bank: This is an irrevocable, unconditional and absolute guaranty of payment and performance and Guarantor agrees that the liability of Guarantor on this Guaranty shall be immediate and shall not be contingent upon (i) the exercise or enforcement by Bank of whatever remedies it may have against Borrower, any other guarantor, or any other person or entity, or (ii) the enforcement of any lien or realization upon any security or Collateral Bank may at any time possess. At the election of Bank, any one or more successive and/or concurrent actions may be brought hereon against Guarantor, either in the same action, if any, brought against Borrower, or another guarantor, or in separate actions, as often as Bank, in its sole discretion, may deem advisable. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Bank's right to proceed in any other form of action or proceeding or against other parties unless Bank has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Bank against Borrower, or another guarantor under any document or instrument evidencing or securing the Indebtedness, or this Guaranty, including but not by way of limitation, the Loan Documents shall serve to diminish the liability of Guarantor, except to the extent Bank irrevocably realized payment in cash by such action or proceeding. Receipt by Bank of payment or payments with knowledge of the breach of any provision of the Loan Documents shall not be deemed a waiver of such breach. All rights, powers and remedies of Bank hereunder and under any other agreement now or at any time hereafter in force between Bank and Guarantor shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law.

         7. Subordination/Subrogation: In the event that Guarantor shall advance or become obligated to pay any sums to Borrower, or in the event that for any reason Borrower or any subsequent owner of any Collateral is now or shall hereafter become indebted to Guarantor, the amount of such indebtedness shall at all times be subordinate as to lien, time of payment and all other respects, to the amounts owing to Bank by Borrower. Furthermore, until the Indebtedness is paid in full, Guarantor hereby absolutely, irrevocably and unconditionally waives all rights Guarantor may have, at law or in equity to seek or claim subrogation (including any right of subrogation hereafter arising against Borrower resulting from a right of contribution from any other Guarantor) contribution, indemnification, or any other form of reimbursement from Borrower or from any other Guarantor by virtue of any payment(s) made to Bank under this Guaranty or otherwise. Interest will accrue from the date(s) the payment(s) upon the Indebtedness was originally made. Guarantor agrees to indemnify and hold Bank harmless from and against any and all claims, actions, damages, costs, fees and expenses including, without limitation, reasonable attorney fees incurred by Bank in connection with Guarantor's exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty, and also with respect to Bank's defending any preference or fraudulent conveyance claim or action brought against Bank in any bankruptcy proceeding concerning Borrower or any Guarantor. Bank has no duty to enforce or protect any rights which the undersigned may have against Borrower or any other Person and Guarantor assumes full responsibility for enforcing and protecting these rights.

         8. Representations and Warranties/N6tice/Financial Statements:
Guarantor represents, warrants and covenants to Bank that, as of the date of this Guaranty: (a) the fair salable value of Guarantor's assets exceeds its liabilities; (b) Guarantor is meeting its current liabilities as they mature;
(c) any financial statements of Guarantor furnished Bank are true and correct and include all contingent liabilities of Guarantor; (d) since the date of any financial statements furnished to Bank, no material adverse change has occurred in the financial condition of Guarantor; (e) there are no pending or threatened material court or administrative proceedings or undischarged judgments against Guarantor, and no federal or state tax liens have been filed or threatened against Guarantor, nor is Guarantor in default or claimed default under any agreement for borrowed money. Guarantor agrees to immediately give Bank written notice of any material adverse change in its financial condition, including but not limited to litigation commenced, tax liens filed, default claimed under indebtedness for borrowed money or bankruptcy proceedings commenced by or against Guarantor. Guarantor shall deliver, timely to Bank, its annual financial statements for the preceding fiscal year; and at such reasonable times as Bank requests shall furnish its current financial statements to Bank. Guarantor is fully aware of the financial condition of Borrower. Guarantor delivers this Guaranty based solely upon its own independent investigation and in no part upon any representation or statement of Bank with respect thereto. Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning Borrower's financial condition as Guarantor may deem material to its obligations hereunder; and Guarantor is not relying upon, nor expecting, Bank to furnish it any information in Bank's possession concerning Borrower's financial condition.

         9. Expenses/Preferential Payments: Guarantor further agrees to pay all expenses incurred by Bank in connection with the enforcement of Bank's rights under the Loan Documents, this Guaranty, the collection of the Indebtedness or in the event Bank is a party to any litigation because of the existence of the Indebtedness, the Loan Documents or this Guaranty, as well as court costs, collection charges and reasonable attorney fees and disbursements. Guarantor further agrees that to the extent Borrower makes a payment or payments to Bank, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

         10. Transfer of Assets: Guarantor further agrees that until Borrower's Indebtedness to Bank is paid in full, Guarantor will not, without Bank's prior written consent: (i) make any voluntary transfer of any of Guarantor's assets which would have the effect of materially diminishing Guarantor's present net worth or (ii) guaranty the debts or obligations of any other Person.

         11. Reduction of Indebtedness: Guarantor agrees that any Indebtedness from revolving loans will not be deemed repaid or reduced by collection and subsequent relending of the proceeds of accounts, chattel paper and similar Collateral.

         12. Assignability/Binding Effect: This Guaranty shall be assignable by Bank without notice to Guarantor and shall inure to the benefit of Bank and to any subsequent successors and assigns. Each reference herein to Bank shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also run. in the event of the death of Guarantor, this Guaranty shall continue in effect against the estate of said Guarantor. The pronouns and relative words herein used shall be read as if written in the plural, feminine, masculine or neuter form so as to appropriately refer to the parties designated.

         13. Joint and Several Liability: The term "Guarantor" shall mean each person executing this Guaranty, each individually and together collectively, and the Guarantor's and any other guarantor's obligations, including, those of Inmold, Inc., an Indiana corporation, to Bank shall be joint and several.

         14. Termination. Notwithstanding anything contained herein to the contrary, the liability of Guarantor shall be terminated only in the event that
(i) Borrower has irrevocably paid Bank in cash and in full the Indebtedness and
(ii) the Loan Agreement is terminated. The revocation, termination, discharge or release, for any reason, of a guaranty of the Indebtedness by or on behalf of another guarantor, or by the executors or administrators of any deceased guarantor, will not affect Guarantor's continuing liability under this Guaranty.

         15. Severability: If any provision of this Guaranty is in conflict with any statute or rule of law or is otherwise unenforceable for any reason, then that provision shall be deemed null and void to the extent of the conflict or unenforceability and shall be deemed severable, but shall not invalidate any other provision of this Guaranty.

         16. Governing Law: This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Michigan, without regard to any choice of law principles which would otherwise require the application of the law of any other jurisdiction.

         17. Jurisdiction: GUARANTOR HEREBY WAIVES ANY PLEA OF JURISDICTION OR VENUE ON THE GROUND THAT SUCH GUARANTOR IS NOT A RESIDENT OF OAKLAND COUNTY, MICHIGAN, AND HEREBY SPECIFICALLY AUTHORIZES ANY ACTION BROUGHT TO ENFORCE GUARANTOR'S OBLIGATIONS TO THE BANK TO BE INSTITUTED AND PROSECUTED IN EITHER THE CIRCUIT COURT OF OAKLAND COUNTY OR A DISTRICT COURT WITHIN THE BOUNDARIES OF OAKLAND COUNTY, AS APPROPRIATE, OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN AT THE ELECTION OF THE, BANK, AND GUARANTOR HEREBY SUBMITS TO THE JURISDICTION OF SUCH COURT.

         18. Waiver of Jury Trial: GUARANTOR ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. GUARANTOR, AFTER CONSULTING WITH, OR HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL OF ITS CHOICE, KNOWINGLY WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY, THE INDEBTEDNESS OR THE COLLATERAL DOCUMENTS.

         19. Counterparts: This Guaranty may be executed in several counterparts, and each executed counterpart shall constitute an original instrument, but such counterparts shall together constitute but one and the same instrument.

         20. Complete Agreement: This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the agreement between Guarantor and Bank with respect to the subject matter of this Guaranty. Guarantor acknowledges and agrees with Bank that this Guaranty cannot be modified or amended in any respect except by an additional writing signed by both Guarantor and Bank.

         IN WITNESS WHEREOF, Guarantor hereto has executed this Guaranty as of the day and year first above written.

WITNESSES:                             GUARANTOR:


                                       G.P. Plastics, Inc., a
                                       Michigan Corporation

                                       By:  Filipp Kelssi
                                           ------------------------
                                            Filipp Kelssi

                                       Its: Chairman

Guarantor's Tax I.D. Number: 38-1785938

                                   CORPORATE
                                    GUARANTY

                              DATED: April 6, 1999

                         PARTICULAR TERMS - DEFINITIONS

         As used in this Guaranty, the following terms and expressions have the respective meanings indicated opposite each of them:

Guarantor:
     Name:              Inmold, Inc.
                        an Indiana Corporation

     Address:           3910 Industrial Drive
                        Rochester Hills, Michigan 48309

Bank:
     Name:              Crestmark Bank, a Michigan banking corporation

     Address:           850 East Long Lake Road Troy, Michigan 48098

Borrower:
     Name:              Seville Plastics, Inc.,
                        a Michigan corporation

     Address:           3909 Industrial Drive
                        Rochester Hills, Michigan 48309

Note:
     Type:              Promissory Note (Line of Credit)
     Amount:            $350,000.00
     Date:              Dated of even date herewith, including any extensions,
                        renewals, amendments or modifications thereof

     Loan Agreement:    Loan and Security Agreement dated of even date herewith,
                        including any extensions, renewals amendments or modifications thereof

Collateral:             As defined in the Loan Agreement

Collateral
Documents:              As defined in the Loan Agreement

Indebtedness:           As defined in the Loan Agreement

         THIS GUARANTY, above-dated, by Guarantor to Bank is made to induce Bank to make the loan evidenced by the Note to Borrower and because Guarantor, who is the sole shareholder of Borrower, has determined that executing and delivering this Guaranty is in the Guarantor's best interest and is to the financial benefit of Guarantor, and for other good and valuable consideration, the receipt of which is hereby acknowledged.

         THE GUARANTOR AGREES AS FOLLOWS:

         1. Consideration/Nature of Guaranty: in consideration of and in order to induce Bank to make the loan evidenced by the Note to Borrower and other good and valuable consideration, the receipt of which is hereby acknowledged, Guarantor hereby absolutely, irrevocably and unconditionally guaranties to Bank:
(a) the full, prompt and unconditional payment, and not just the collectability of, the Indebtedness, including, but not limited to, principal and interest on, the Note when due, whether on demand, at maturity, pursuant to mandatory or optional prepayments, by acceleration or otherwise, at the time, place and at the rate described in, and otherwise according to the terms of the Loan Documents (as defined in Paragraph 3); and
(b) the punctual and faithful performance and observation by Borrower of all duties, agreements, covenants, representations and obligations of Borrower contained in the Loan Documents, including but not by way of limitation, the affirmative covenants, the negative covenants and the truth and accuracy of all representations and warranties therein set forth.

         2. Absolute and Unconditional obligation: This Guaranty is an absolute, continuing, unconditional, and irrevocable qguaranty and Guarantor shall not be relieved from any obligations under this Guaranty until such time as this Guaranty has been terminated in accordance with Paragraph 14. The obligations of Guarantor shall continue notwithstanding any defect in the genuineness, validity, regularity or enforceability of the indebtedness or the Loan Documents, or any other circumstances whether or not referred to herein, which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

         3. The Loan Documents: The Loan Agreement and Collateral Documents and all other related instruments, documents and writings (sometimes hereinafter collectively referred to as the "Loan Documents") are hereby incorporated into and made a part of this Guaranty by reference, with the same force and effect as if fully set forth herein.

         4. Continuation of Liability: The liability and obligations of Guarantor shall in no way be affected, impaired, diminished or released by: (a) any amendment, amendment and restatement, alteration, extension, consolidation, renewal, waiver, indulgence, extension of time regarding performance or other modification of the indebtedness or the Loan Documents; (b) any settlement, release, discharge or compromise whatsoever relating to the Loan Documents, the Indebtedness or relating to Borrower, any other guarantor or any other party liable for the Indebtedness; (c) any subordination of payments under the Indebtedness, the Collateral or the Loan Documents to any other debt or claim;
(d) any substitution, exchange, release or other disposition of all or any part of the Indebtedness or the Loan Documents; (e) any failure, delay, neglect, or omission to act by Bank in connection with the Indebtedness, the Loan Documents or the Collateral; (f) any advances for the purpose of performing any covenant or agreement of Borrower, or curing any breach or event of default in the Loan Documents; (g) the filing by or against Borrower or the discharge or release of any obligations of Borrower, any other guarantor or of any other person now or hereafter liable on the Indebtedness by reason of bankruptcy, insolvency, reorganization or other debtor's relief afforded Borrower pursuant to the present or future provisions of the Bankruptcy Code or any other state or federal statute or by the decision of any court; or (h) any other matter whether similar or dissimilar to the foregoing.

         5. Unconditional Waiver of all Defenses: Guarantor unconditionally, absolutely and irrevocably waives each and every defense which under principles of guaranty or suretyship law would otherwise operate to impair or diminish the, liability of Guarantor for the Indebtedness. without limiting the generality of the foregoing waiver, Guarantor agrees that none of the following acts, omissions or occurrences shall diminish or impair the liability of Guarantor in any respect and Guarantor waives: (a) notice of acceptance of this Guaranty and of creations of Indebtedness of Borrower to Bank; (b) presentment and demand for payment of any Indebtedness of Borrower; (c) protest, notice of protest, and notice of dishonor or default with respect to any of the indebtedness or the Loan Documents; (d) all other notices to which Guarantor might otherwise be entitled; (e) any demand for payment under this Guaranty; (f) any defense arising by reason of any disability or any other defense of Borrower; and (g) any right or claim of right to cause a marshaling of Borrower's assets, and it is agreed that Bank shall be under no duty to marshal the assets of Borrower for Guarantor's benefit or any third party. No notice to or demand on Guarantor shall be deemed to be a waiver of the obligation of Guarantor or of the right of Bank to take further action without notice or demand as provided herein. No modification or waiver of the provisions of this Guaranty shall be effective unless in writing and no waiver shall be applicable except in the specific instance for which it is given.

         6. Immediate Liability/Exercise of Rights By Bank: This is an irrevocable, unconditional and absolute guaranty of payment and performance and Guarantor agrees that the liability of Guarantor on this Guaranty shall be immediate and shall not be contingent upon (i) the exercise or enforcement by Bank of whatever remedies it may have against Borrower, any other guarantor, or any other person or entity, or (ii) the enforcement of any lien or realization upon any security or Collateral Bank may at any time possess. At the election of Bank, any one or more successive and/or concurrent actions may be brought hereon against Guarantor, either in the same action, if any, brought against Borrower, or another guarantor, or in separate actions, as often as Bank, in its sole discretion, may deem advisable. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Bank's right to proceed in any other form of action or proceeding or against other parties unless Bank has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Bank against Borrower, or another guarantor under any document or instrument evidencing or securing the Indebtedness, or this Guaranty, including but not by way of limitation, the Loan Documents shall serve to diminish the liability of Guarantor, except to the extent Bank irrevocably realized payment in cash by such action or proceeding. Receipt by Bank of payment or payments with knowledge of the breach of any provision of the Loan Documents shall not be deemed a waiver of such breach. All rights, powers and remedies of Bank hereunder and under any other agreement now or at any time hereafter in force between Bank and Guarantor shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law.

         7. Subordination/Subrogation: In the event that Guarantor shall advance or become obligated to pay any sums to Borrower, or in the event that for any reason Borrower or any subsequent owner of any Collateral is now or shall hereafter become indebted to Guarantor, the amount of such indebtedness shall at all times be subordinate as to lien, time of payment and all other respects, to the amounts owing to Bank by Borrower. Furthermore, until the Indebtedness is paid in full, Guarantor hereby absolutely, irrevocably and unconditionally waives all rights Guarantor may have, at law or in equity to seek or claim subrogation (including any right of subrogation hereafter arising against Borrower resulting from a right of contribution from any other Guarantor) contribution, indemnification, or any other form of reimbursement from Borrower or from any other Guarantor by virtue of any payment(s) made to Bank under this Guaranty or otherwise. Interest will accrue from the date(s) the payment(s) upon the Indebtedness was originally made. Guarantor agrees to indemnify and hold Bank harmless from and against any and all claims, actions, damages, costs, fees and expenses including, without limitation, reasonable attorney fees incurred by Bank in connection with Guarantor's exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty, and also with respect to Bank's defending any preference or fraudulent conveyance claim or action brought against Bank in any bankruptcy proceeding concerning Borrower or any Guarantor. Bank has no duty to enforce or protect any rights which the undersigned may have against Borrower or any other Person and Guarantor assumes full responsibility for enforcing and protecting these rights.

         8. Representations and Warranties/Notice/Financial Statements:
Guarantor represents, warrants and covenants to Bank that, as of the date of this Guaranty: (a) the fair salable value of Guarantor's assets exceeds its liabilities; (b) Guarantor is meeting its current liabilities as they mature;
(c) any financial statements of Guarantor furnished Bank are true and correct and include all contingent liabilities of Guarantor; (d) since the date of any financial statements furnished to Bank, no material adverse change has occurred in the financial condition of Guarantor; (e) there are no pending or threatened material court or administrative proceedings or undischarged judgments against Guarantor, and no federal or state tax liens have been filed or threatened against Guarantor, nor is Guarantor in default or claimed default under any agreement for borrowed money. Guarantor agrees to immediately give Bank written notice of any material adverse change in its financial condition, including but not limited to litigation commenced, tax liens filed, default claimed under indebtedness for borrowed money or bankruptcy proceedings commenced by or against Guarantor. Guarantor shall deliver, timely to Bank, its annual financial statements for the preceding fiscal year; and at such reasonable times as Bank requests shall furnish its current financial statements to Bank. Guarantor is fully aware of the financial condition of Borrower. Guarantor delivers this Guaranty based solely upon its own independent investigation and in no part upon any representation or statement of Bank with respect thereto. Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning Borrower's financial condition as Guarantor may deem material to its obligations hereunder; and Guarantor is not relying upon, nor expecting, Bank to furnish it any information in, Bank's possession concerning Borrower's financial condition.

         9. Expenses/Preferential Payments: Guarantor further agrees to pay all expenses incurred by Bank in connection with the enforcement of Bank's rights under the Loan Documents, this Guaranty, the collection of the Indebtedness or in the event Bank is a party to any litigation because of the existence of the Indebtedness, the Loan Documents or this Guaranty, as well as court costs, collection charges and reasonable attorney fees and disbursements. Guarantor further agrees that to the extent Borrower makes a payment or payments to Bank, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

         10. Transfer of Assets: Guarantor further agrees that until Borrower's Indebtedness to Bank is paid in full, Guarantor will not, without Bank's prior written consent- (i) make any voluntary transfer of any of Guarantor's assets which would have the effect of materially diminishing Guarantor's present net worth or (ii) guaranty the debts or obligations of any other Person.

         11. Reduction of Indebtedness: Guarantor agrees that any Indebtedness from revolving loans will not be deemed repaid or reduced by collection and subsequent relending of the proceeds of accounts, chattel paper and similar Collateral.

         12. Assignability/Binding Effect: This Guaranty shall be assignable by Bank without notice to Guarantor and shall inure to the benefit of Bank and to any subsequent successors and assigns. Each reference herein to Bank shall be deemed to include its successors and assigns, In whose favor the provisions of this Guaranty shall also run. In the event of the death of Guarantor, this Guaranty shall continue in effect against the estate of said Guarantor. The pronouns and relative words herein used shall be read as if written in the plural, feminine, masculine or neuter form so as to appropriately refer to the parties designated.

         13. Joint and Several Liability: The term "Guarantor" shall mean each person executing this Guaranty, each individually and together collectively, and the Guarantor's and any other guarantor's obligations, including those of G.P. Plastics, Inc., a Michigan corporation, to Bank shall be joint and several.

         14. Termination. Notwithstanding anything contained herein to the contrary, the liability of Guarantor shall be terminated only in the event that
(i) Borrower has irrevocably paid Bank in cash and in full the Indebtedness and
(ii) the Loan Agreement is terminated. The revocation, termination, discharge or release, for any reason, of a guaranty of the Indebtedness by or on behalf of another guarantor, or by the executors or administrators of any deceased guarantor, will not affect Guarantor's continuing liability under this Guaranty.

         15. Severability: If any provision of this Guaranty is in conflict with any statute or rule of law or is otherwise unenforceable for any reason, then that provision shall be deemed null and void to the extent of the conflict or unenforceability and shall be deemed severable, but shall not invalidate any other provision of this Guaranty.

         16. Governing Law: This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Michigan, without regard to any choice of law principles which would otherwise require the application of the law of any other jurisdiction.

         17. Jurisdiction: GUARANTOR HEREBY WAIVES ANY PLEA OF JURISDICTION OR VENUE ON THE GROUND THAT SUCH GUARANTOR IS NOT A RESIDENT OF OAKLAND COUNTY, MICHIGAN, AND HEREBY SPECIFICALLY AUTHORIZES ANY ACTION BROUGHT TO ENFORCE GUARANTOR'S OBLIGATIONS TO THE BANK TO BE INSTITUTED AND PROSECUTED IN EITHER THE CIRCUIT COURT OF OAKLAND COUNTY OR A DISTRICT COURT WITHIN THE BOUNDARIES OF OAKLAND COUNTY, AS APPROPRIATE, OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN AT THE ELECTION OF THE BANK, AND GUARANTOR HEREBY SUBMITS TO THE JURISDICTION OF SUCH COURT.

         18. Waiver of Jury Trial: GUARANTOR ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. GUARANTOR, AFTER CONSULTING WITH, OR HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL OF ITS CHOICE, KNOWINGLY WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY, THE INDEBTEDNESS OR THE COLLATERAL DOCUMENTS.

         19. Counterparts: This Guaranty may be executed in several counterparts, and each executed counterpart shall constitute an original instrument, but such counterparts shall together constitute but one and the same instrument.

         20. Complete Agreement: This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the agreement between Guarantor and Bank with respect to the subject matter of this Guaranty. Guarantor acknowledges and agrees with Bank that this Guaranty cannot be modified or amended in any respect except by an additional writing signed by both Guarantor and Bank.

         IN WITNESS WHEREOF, Guarantor hereto has executed this Guaranty as of the day and year first above written.

WITNESSES:
                                        GUARANTOR:

                                        Inmold, Inc.,
                                        an Indiana Corporation


                                        By:  Filipp Kreissl
Laurence H. Smith                       -------------------------
-----------------                            Filipp Kreissl
Laurence H. Smith                       Its: Chairman

Guarantor's Tax I.D. Number: 38-3381342